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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Buffets, Inc. on Form S-8 of our report dated February 9, 1996, incorporated by reference in the Annual Report on Form 10-K of Buffets, Inc. for the fiscal year ended January 3, 1996.


Deloitte & Touche LLP

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
November 6, 1996